UNITED STATES

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SCHEDULE 14A

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TESSCO Technologies Incorporated
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Tessco Independent Director Stephanie Dismore Sends Letter to Shareholders

Highlights Confidence in Management Team and Strategy

Reiterates Board’s Commitment to a Proactive and Substantial Refreshment Process

Company Urges Shareholders to Sign and Return Tessco’s GREEN Consent Revocation Card

HUNT VALLEY, Md. — November 6, 2020 – TESSCO Technologies Incorporated (NASDAQ: TESS), a leading value-added distributor and solutions provider for the wireless industry, today announced that Stephanie Dismore, the newest Independent Director of the Tessco Board of Directors and a member of the Nominating and Governance Committee, has sent a letter to shareholders.

The full text of the letter sent to shareholders is as follows:

November 6, 2020

Dear Tessco Shareholder,

As the newest independent director on the Tessco Board, I wanted to share my perspective on the Company, its strategy and the future. After more than 75 days on the Tessco Board, I am encouraged by all that the current Board and management team are accomplishing. When I accepted the nomination to join the Board, I did so because of my belief in the Company’s new strategy and its ability to deliver exceptional performance and shareholder returns in the coming months and years.

I have been impressed by Chief Executive Officer Sandip Mukerjee, the management team and all of the Tessco employees whom I’ve had the pleasure of meeting. They are focused on returning the Company to profitable growth and are dedicated to pursuing aggressive profit improvement actions. They have made considerable progress on a three-pillar strategy that includes driving growth in the core distribution business, in the high-margin innovative Ventev products, and with value-added and managed services offerings. Most recently, as a result of their actions, the Company announced the pending sale of retail assets and exit from its retail business, which is another successful milestone, and will allow Tessco to focus on our higher margin, higher growth commercial business.

Robert B. Barnhill, Jr., the former President, CEO and Chairman, and a current director of the Company, now seeks to remove five of the six independent directors (i.e. all of them except me) through an unusual corporate mechanism called a “consent solicitation.” Despite claims the Company needs a new strategic plan and a new Board, the ideas Mr. Barnhill puts forth are simply a restated version of the strategic plan previously developed by Sandip and approved by the full Board, including Mr. Barnhill. In fact, Mr. Barnhill’s plan consists of the same strategic priorities he told me were underway when we first spoke after the Nominating and Governance Committee recruited me to join the Board months ago.

Mr. Barnhill is demanding sudden and significant change to the Board by having shareholders seat his self-selected nominees to our Board, immediately and without any interviews or vetting. I am now a member of the same Nominating and Governance Committee that recruited me, and which is responsible for the Board’s composition and for recruiting yet additional new directors. We are already working expeditiously, in good faith and systematically to add qualified independent candidates that will add value and complementary perspectives to the Board. We have retained Spencer Stuart, a leading executive search firm that we have used in the past, to assist us. As part of our process, we have tried to include Mr. Barnhill’s self-selected directors in our process, but they have consistently refused to do so. Our Committee has a process underway, which has been publicly announced, and will soon have results to share. Board refreshment will occur regardless of the outcome of this consent solicitation.

Tessco is now poised to take advantage of a once-in-a-generation opportunity amid the unprecedented rollout of new technologies and solutions, which are projected to drive significant growth over the coming years. Now is the time to continue to execute against the initiatives the Company has laid out and were previously supported by Mr. Barnhill. The strategic plan the management team has developed and is executing has significant promise. I am confident in Sandip, the current management team and the rest of the Tessco employees and fully believe now is the time to give them the freedom and stability to execute and deliver long-term growth and value.

Sincerely,

Stephanie Dismore

Independent Director

Member, Nominating and Governance Committee

PROTECT THE FUTURE OF YOUR INVESTMENT – SIGN AND RETURN THE GREEN CONSENT REVOCATION CARD

The Tessco Board has formed a Special Committee of all directors other than Mr. Barnhill (the “Special Committee”). The Special Committee strongly urges shareholders to sign and return Tessco’s GREEN Consent Revocation Card and disregard any White Consent Cards received from Robert B. Barnhill, Jr.

If shareholders have any questions or need assistance executing their revocation, please contact Tessco’s proxy solicitor:

Innisfree M&A Incorporated

Shareholders may call toll-free: (877) 800-5195

Banks and Brokers may call collect: (212) 750-5833

Sidley Austin LLP and Ballard Spahr LLP are serving as legal counsel to the Special Committee of Tessco’s Board of Directors.

About TESSCO Technologies Incorporated (NASDAQ: TESS)

TESSCO Technologies, Inc. (NASDAQ: TESS) is a value-added technology distributor, manufacturer, and solutions provider serving commercial and retail customers in the wireless infrastructure and mobile device accessories markets. The company was founded more than 30 years ago with a commitment to deliver industry-leading products, knowledge, solutions, and customer service. Tessco supplies more than 50,000 products from 350 of the industry’s top manufacturers in mobile communications, Wi-Fi, Internet of Things (“IoT”), wireless backhaul, and more. Tessco is a single source for outstanding customer experience, expert knowledge, and complete end-to-end solutions for the wireless industry.

Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained herein, including statements regarding our future results of operations and financial position, strategy and plans and future prospects, and our expectations for future operations, are forward-looking statements. These forward-looking statements are based on current expectations and analysis, and actual results may differ materially from those projected. These forward-looking statements may generally be identified by the use of the words “may,” “will,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” “believes,” “estimates,” and similar expressions, but the absence of these words or phrases does not necessarily mean that a statement is not forward-looking. These forward-looking statements are only predictions and involve a number of risks, uncertainties and assumptions, many of which are outside of our control. Our actual results may differ materially and adversely from those described in or contemplated by any such forward-looking statement for a variety of reasons, including those risks identified in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”), under the heading “Risk Factors” and otherwise. Consequently, the reader is cautioned to consider all forward-looking statements in light of the risks to which they are subject. For additional information with respect to risks and other factors which could occur, see Tessco’s Annual Report on Form 10-K for the year ended March 29, 2020, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the SEC that are available at the SEC’s website at www.sec.gov and other securities regulators.

We are not able to identify or control all circumstances that could occur in the future that may materially and adversely affect our business and operating results. Without limiting the risks that we describe in our periodic reports and elsewhere, among the risks that could lead to a materially adverse impact on our business or operating results are the following: the impact and results of the consent solicitation and other activism activities by Robert B. Barnhill, Jr. and certain other participants in his consent solicitation and/or other activist investors, termination or non-renewal of limited duration agreements or arrangements with our vendors and affinity partners that are typically terminable by either party upon several months or otherwise relatively short notice; loss of significant customers or relationships, including affinity relationships; loss of customers either directly or indirectly as a result of consolidation among large wireless services carriers and others within the wireless communications industry; the strength of our customers’, vendors’ and affinity partners’ business; negative or adverse economic conditions, including those adversely affecting consumer confidence or consumer or business spending or otherwise adversely impacting our vendors or customers, including their access to capital or liquidity, or our customers’ demand for, or ability to fund or pay for, the purchase of our products and services; our dependence on a relatively small number of suppliers and vendors, which could hamper our ability to maintain appropriate inventory levels and meet customer demand; changes in customer and product mix that affect gross margin; effect of “conflict minerals” regulations on the supply and cost of certain of our products; failure of our information technology system or distribution system; system security or data protection breaches; technology changes in the wireless communications industry or technological failures, which could lead to significant inventory obsolescence and/or our inability to offer key products that our customers demand; third-party freight carrier interruption; increased competition from competitors, including manufacturers or national and regional distributors of the products we sell and the absence of significant barriers to entry which could result in pricing and other pressures on profitability and market share; our relative bargaining power and inability to negotiate favorable terms with our vendors and customers; our inability to access capital and obtain financing as and when needed; transitional and other risks associated with acquisitions of companies that we may undertake in an effort to expand our business; claims against us for breach of the intellectual property rights of third parties; product liability claims; our inability to protect certain intellectual property, including systems and technologies on which we rely; our inability to hire or retain for any reason our key professionals, management and staff; health epidemics or pandemics or other outbreaks or events, or national or world events or disasters beyond our control; and the possibility that, for unforeseen or other reasons, we may be delayed in entering into or performing, or may fail to enter into or perform, anticipated contracts or may otherwise be delayed in realizing or fail to realize anticipated revenues or anticipated savings.

The above list should not be construed as exhaustive and should be read in conjunction with our other disclosures, including but not limited to the risk factors described in our most recent Annual Report on Form 10-K and other periodic reports filed with the SEC, under the heading “Risk Factors” and otherwise. Other risks may be described from time to time in our filings made under the securities laws. New risks emerge from time to time. It is not possible for our management to predict all risks.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. We disclaim any duty to update any of these forward-looking statements after the date of this press release to confirm these statements to actual results or revised expectations.

Important Additional Information and Where to Find It

In connection with the consent solicitation initiated by Robert B. Barnhill, Jr. and certain other participants, TESSCO Technologies Incorporated (the “Company”) has filed a consent revocation statement and accompanying GREEN consent revocation card and other relevant documents with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE STRONGLY ENCOURAGED TO CAREFULLY READ THE COMPANY’S CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING GREEN CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the consent revocation statement, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at https://ir.tessco.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its officers and employees will be deemed participants in the solicitation of consent revocations from the Company’s shareholders. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers is set forth in the Company’s definitive consent revocation statement filed with the SEC on October 15, 2020. To the extent that such participants’ holdings in the Company’s securities change after the filing of such consent revocation statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be found on the SEC’s website at www.sec.gov or the Company’s website at https://ir.tessco.com. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s consent revocation statement in connection with the solicitation of consent revocations from the Company’s shareholders and other relevant documents to be filed with the SEC.

TESSCO Technologies Incorporated
Aric Spitulnik
Chief Financial Officer
410-229-1419
spitulnik@tessco.com

or

David Calusdian
Sharon Merrill Associates
617-542-5300

TESS@investorrelations.com

Media

Jeff Kauth / Aiden Woglom

Joele Frank Wilkinson Brimmer Katcher

(212) 355-4449

Investors

Larry Miller / Gabrielle Wolf

Innisfree M&A Incorporated

Shareholders may call toll-free: (877) 800-5195

Banks and Brokers may call collect: (212) 750-5833

tessco

Protect The Future of Your Tessco Investment

SIGN AND RETURN THE GREEN CONSENT REVOCATION CARD AND DISREGARD ANY WHITE CONSENT CARDS YOU RECEIVE FROM ROBERT B. BARNHILL, JR.

Mr. Barnhill's Consent Solicitation is **NOT** in the Best Interest of Shareholders

Tessco is well positioned to take advantage of a once-in-a-generation opportunity driven by the deployment of wireless technologies like 5G and Internet-of-Things (IoT) devices

Tessco's Board and management team are executing a turnaround plan and a strategy to accelerate profitable growth to capture this opportunity

After indicating a desire to buy the company and failing to do so, Robert Barnhill is now proposing to replace a majority of the Board with his self-selected nominees.

Don't let Mr. Barnhill install his hand-picked board candidates and implement his self-serving agenda

Even if you have already signed the white consent card, there is still time to sign and return the **GREEN CONSENT REVOCATION CARD**

If you have any questions, or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders call toll-free: **877.800.5195** *(from the U.S. and Canada)*
Banks and Brokers call collect: **212.750.5833**

TESSCO HAS A CLEAR STRATEGY TO DELIVER LONG-TERM VALUE FOR *ALL* SHAREHOLDERS. NOW IS THE TIME TO EXECUTE.